SUBSCRIPTION AGREEMENT


         This Subscription Agreement (the "Agreement"), dated as of April 30, 2002, is entered into by and between Innovative Gaming Corporation of America, a Minnesota corporation (the "Company"), and Fred Wilms (the "Investor").


                                  INTRODUCTION

         Whereas, the Investor desires to purchase from the Company, and the Company desires to issue to the Investor, upon the terms and conditions contained in this Agreement, 1,100,000 shares of the Company's common stock, $.01 par value (the "Common Stock"), in exchange for $330,000 (the "Private Placement");


                                    AGREEMENT

         Now, Therefore, in consideration of the foregoing premises and mutual covenants contained herein, the parties, intending to be legally bound, hereby agree as follows:

         Section 1.        Issuance of Common Stock.

               1.1 Issuance of Common Stock. Upon the terms and subject to the conditions contained in this Agreement, the Company hereby agrees to issue to the Investor 1,100,000 shares of Common Stock (the "Shares"), at a per-share purchase price of $0.30.

               1.2 The Closing. The delivery of this Agreement and the issuance and delivery of the Shares by the Company to the Investor, and the delivery of the Purchase Price (as defined below) to the Company (the "Closing"), will take place at the offices of The Company, on April 30, 2002, or at such other time and place as the Company and the Investor may agree to orally or in writing.

               1.3 Closing Deliveries. At the Closing:

                    (a) The  Investor  will  pay,  or shall  have  paid,  to the
               Company cash in immediately available funds in the amount of Three Hundred Thirty Thousand and No/100 US Dollars ($330,000), such amount representing the aggregate purchase price for the Shares to be received by the Investor (the "Purchase Price").

                    (b) The  Investor  or Agent  therefor  and the  Company,  as
               applicable,   shall  execute,   or  shall  have  executed,   this
               Agreement.

                    (c) The Company  shall  issue and deliver to the  Investor a
               share   certificate  or  certificates   representing  the  Shares
               acquired hereunder by such Investor, which certificate or certificates shall be registered in such Investor's name or such name(s) as such Investor designates.

     Section 2. Representations and Warranties. The Company and the Investor hereby represent and warrant that the following are true.

          2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the date hereof that:

               (a) Organization, Good Standing, and Qualification. The Company is duly organized, validly existing, and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own and operate its assets and properties, to conduct its business as it is currently being conducted (the "Business"), to execute and deliver this Agreement and to issue and sell the Shares pursuant to this Agreement. The Company possesses all governmental and other permits, licenses, and other authorizations to own its properties as now owned and to conduct its Business, except where the failure to possess such governmental and other permits, licenses, and authorizations would not have a material adverse effect on the business, assets, financial condition, results of operation, or properties of the Company (a "Material Adverse Effect"). The Company is duly qualified to transact business and is in good standing in each jurisdiction wherein the properties owned or leased to the business transacted by the Company makes such qualification to do business as a foreign corporation necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

               (b) Authorization. All corporate action on the part of the Company and its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and transactions contemplated hereby, the performance of all obligations of the Company hereunder, and the authorization, issuance, and delivery of the Shares being sold hereunder, have been taken or will be taken prior to the Closing. This Agreement has been duly executed by the Company, and will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

               (c) Valid Issuance of Common Stock.

                    (i) When issued,  sold, and delivered in accordance with the terms hereof and for the consideration herein stated, the Shares will be duly and validly issued, fully paid and nonassessable, and free of any and all liens and encumbrances, except such as may be created or suffered by the Investor, and will have the rights, preferences, and privileges described in the Company's articles of incorporation.


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

                    (ii)   Subject   to   the   accuracy   of   the   Investor's
               representations in Section 2.2 hereof and the Investor's compliance with all applicable restrictions on transferability, the offer, sale, and issuance of the Shares by the Company in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Shares Act of 1933, as amended (the "Act"), and the qualification requirements of all applicable state Shares laws.

     2.2 Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company and each officer, director, and agent of the Company that:

          (a) Receipt of Agreement. The Investor has received and reviewed this Agreement.

          (b) Restrictions on Transferability of Common Stock. The Investor is aware that the Shares, when issued, will not have been registered under the Act, that the offer and sale of the Shares are intended to be exempt from registration under the Act and the rules promulgated thereunder by the Commission, and that, because the Shares will not have been registered, the Shares may not be sold, assigned, transferred, or otherwise disposed of unless they are registered under the Act or an exemption from such registration is available. The Investor is also aware that sales or transfers of the Shares are further restricted by state securities laws and regulations, and the provisions of this Agreement, and that the certificate or certificates for the Shares will bear appropriate legends restricting their transfer pursuant to all such applicable laws, regulations, and agreements.

          (c) No Registration of Common Stock. The Investor understands and is aware that the Shares, when issued, will not have been registered under the Act, and that the Company has made no promise or covenant, contained in this Agreement or otherwise, to register the Shares with the Commission, and that, as a result, the Shares will not be freely transferable until either the Company has elected, at its sole discretion, to register the Shares, or until an exemption from registration is available under the Act.

          (d) Suitability of Investment.

               (i) The Investor is acquiring the Shares for its own account, or for the account of another "accredited investor" who is an affiliate of the Investor and who can make all of the representations contained herein, for investment purposes only and not with a view to the resale or distribution thereof.

               (ii) The Investor has not and will not, directly or indirectly, offer, sell, transfer, assign, exchange, or otherwise dispose of all or any part of the Shares except in accordance with applicable federal


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

          and state securities laws, regulations, and the provisions of this Agreement.

               (iii) The Investor has such knowledge and experience in financial, business, and tax matters that the Investor is capable of evaluating the merits and risks relating to the Investor's investment in the Shares and making an investment decision with respect to the Company.

               (iv) To the full satisfaction of the Investor, the Investor has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and its investment in the Private Placement.

               (v) The Investor is able at this time, and in the foreseeable future, to bear the economic risk of a total loss of his investment in the Private Placement.

               (vi) The Investor is aware that there are risks incident to an investment in the Private Placement. The Investor understands that some of these risks have been set forth in the Company's most recent Report on Form 10-K for the year ended December 31, 2000, as filed with the Commission on April 10, 2001, and in the Company's most recent Registration Statement on Form S-3, as filed with the Commission on May 15, 2001 and amended on May 18 and June 29, 2001 (the "Commission Filings"). Furthermore, the Investor acknowledges that the Company has referred and directed the Investor to the risks contained in such Commission Filings.

               (vii) The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act.

               (viii) The undersigned Investor understands that, unless he notifies the Company in writing to the contrary at or prior to the Closing, all of the Investor's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

               (ix) In making its investment decision, the Investor has not relied on materials, representations, or other information of any kind provided by any party other than the Company or specifically referred to herein.

               (x) The  Investor  acknowledges  that the  Company's  Articles of
          Incorporation provide that no person or entity may become the beneficial owner of 5% or more of the Company's shares of capital stock of every series and class unless such person or entity agrees to provide personal background and financial information to gaming


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

          authorities, consent to a background investigation and respond to questions from gaming authorities. Investor further acknowledges that the Company may, pursuant to the terms of its Articles of Incorporation repurchase shares held by any person or entity whose status as a shareholder jeopardizes the approval, continued existence or renewal by any gaming authority of a tribal, federal or state license or franchise held by the Company or any of its subsidiaries. The foregoing restrictions will be contained in a legend on each certificate of Common Stock.

               (e) Authorization. All action on the part of the Investor necessary for the authorization, execution, and delivery of this Agreement, and for the performance of all obligations of the Investor hereunder and thereunder has been taken. This Agreement has been duly executed and delivered by the Investor and will constitute valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms.

     Section 3. Transfer Restrictions.

          3.1 Restrictions on Transfer. The Shares have not been registered under the Act and may not be sold, assigned, transferred, or otherwise disposed of unless they are registered under the Act or an exemption from such registration is available. Sales or transfers of the Shares are further restricted by state securities laws, regulations, and the provisions of this Agreement.

          3.2  Legend.  Unless  sold  pursuant  to  an  effective   registration
     statement, each certificate representing the Shares shall bear a legend substantially in the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO THEIR DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION, AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE SECURITIES LAWS.

          THE ARTICLES OF INCORPORATION OF THE CORPORATION IMPOSE CERTAIN RESTRICTIONS ON THE OWNERSHIP OF FIVE PERCENT OR MORE OF THE CAPITAL STOCK OF THE CORPORATION AND EMPOWER THE BOARD OF DIRECTORS TO REDEEM CAPITAL STOCK UNDER CERTAIN CIRCUMSTANCES. THE CORPORATION WILL FURNISH ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE ARTICLES OF


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

          INCORPORATION AND A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

          THESE SECURITIES ARE SUBJECT TO THE MISSISSIPPI GAMING CONTROL ACT AND THE REGULATIONS OF THE MISSISSIPPI GAMING COMMISSION.

          THESE SECURITIES ARE SUBJECT TO THE NEVADA GAMING CONTROL ACT AND THE REGULATIONS OF THE NEVADA GAMING COMMISSION.

          3.3 Removal of Legend. The foregoing legend, if necessary, shall be removed from the certificates representing any of the Shares at the request of the holder thereof, at such time as (1) they are sold pursuant to an effective registration statement, (2) they become eligible for resale pursuant to Rule 144(k) under the Act or another provision of Rule 144 of the Act pursuant to which all or a portion of the Shares could be resold in a single transaction, or (3) an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the proposed transfer is exempt from the Act. The transfer agent for the Shares will issue a new certificate or certificates representing Shares without the legend upon a receipt of the certificate from the Investor stating that the Shares have been registered or transferred pursuant to an effective registration statement under the Act, upon confirmation that the Shares can be resold in reliance on Rule 144, or upon confirmation that the Company has received an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from the Act.

     Section 4. Miscellaneous.

          4.1 Survival of Warranties and Covenants. The representations and warranties set forth in Section 2 and the covenants contained in Section 3 hereof shall survive indefinitely.

          4.2 Successors and Assigns. This Agreement may not be assigned by any Investor or the Company without the prior written consent of the other party hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.



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

                  4.3 Amendment and Waiver. Neither this Agreement nor any provisions hereof shall be modified, amended, discharged, or terminated except by a written instrument signed by the party against whom any modification, amendment, discharge, or termination is sought. Any term or condition of this Agreement may be waived at any time by the party entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                  4.4 Governing Law and Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within such jurisdiction. Each of the Investor and the Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the District of Nevada, and of any Nevada court sitting in the City of Las Vegas, for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Investor and the Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue or any such proceeding brought in such a court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum.

               4.5 Section and Other Headings. The section headings and subheadings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

               4.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

               4.7 Notices. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon personal or facsimile delivery to the party to be notified or three business days after deposit with an internationally recognized courier service, delivery fees prepaid, and addressed to the party to be notified at the following respective addresses, or at such addresses as may be designated by written notice; provided, however, that any notice of change of address shall be deemed effective only upon actual receipt:

            If to the Company:        Innovative Gaming Corporation of America
                                      Attention: Loren A. Piel, General Counsel
                                      333 Orville Wright Court
                                      Las Vegas, Nevada, 89119


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

            If to the Investor:       At the address of such Investor indicated
                                      on the signature page hereof.

               4.8 Entire Agreement. This Agreement supersedes all prior discussions and agreements among the parties hereto with respect to the subject matter herein, and contains the sole and entire agreement among the parties hereto with respect to the subject matter herein.

               4.9 Expenses; Attorney's Fees. Both the Company and the Investor shall bear their own fees and expenses incurred by them or on their behalf in connection with this Agreement and any transactions contemplated hereby.

               4.10 Further Assurances. Each party hereto shall execute and deliver such additional documents as may reasonably be necessary or desirable to consummate the transactions contemplated by this Agreement.

               4.11 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law; but, if any provision of this Agreement shall nonetheless be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.



                            (Signature Page Follows)


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


     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the 30th day of April, 2002.

                                       Investor


                                       By:       /  s  /
                                                ----------------------------
                                       Name:    Alfred Wilms
                                                ----------------------------

                                       Title:   ----------------------------

                                       ------------------------------------
                                       Number and Street

                                       ------------------------------------
                                       City, State, and Zip Code

                                       ------------------------------------
                                       Investor's SSN or Tax ID Number

                                       ------------------------------------
                                       Signature of Co-Owner, if applicable


If Joint Ownership, please check one (n.b., both parties must sign above):

         | |      Joint Tenants with Right of Survivorship
         | |      Community Property
         | |      Tenants in Common

If Fiduciary or Corporation, please check one:

         | |      Corporation
         | |      Trust
         | |      Estate
         | |      Power of Attorney

                                      ACCEPTED BY:

                                      INNOVATIVE GAMING CORPORATION OF AMERICA a Minnesota corporation


Dated: April 30, 2002                 By:      / s /
                                               --------------------------------
                                      Name:    Laus M. Abdo
                                               ---------------------------------
                                      Title:   President & CFO
                                               ---------------------------------